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                                                                    EXHIBIT 10.9

                          WARRANT REPURCHASE AGREEMENT

         THIS REPURCHASE AGREEMENT is made as of this 26th day of September, 2001, by and between Integrity Incorporated, a Delaware corporation (the "Company"), and Bank Austria AG, Grand Cayman Branch ("Seller"), the owner of warrants to purchase 818,897 shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock").

                                   WITNESSETH:

         WHEREAS, Seller owns warrants to purchase an aggregate of 818,897 shares of the Company's Common Stock (the "Warrants") for a price of $1.875 per share; and

         WHEREAS, Seller desires to sell, and the Company desires to repurchase, the Warrants for $6.00 per Warrant (minus the exercise price of $1.875 per Warrant) pursuant to the terms of this Agreement; and

         WHEREAS, it is the intention of the parties hereto that, upon consummation of the purchase and sale of the Warrants pursuant to this Agreement, neither Seller nor its affiliates shall own any warrants or other rights to purchase any equity interest in the Company;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

                                    ARTICLE 1

                               SALE OF SECURITIES

         1.1      PURCHASE AND SALE OF WARRANTS.   Subject to the terms and
conditions stated herein, Seller agrees, effective as of the date of this Agreement, to sell, assign, transfer and deliver the Warrants to the Company, and the Company agrees to purchase the Warrants from Seller in exchange for the purchase price set forth in Section 1.2 herein. The Warrant Certificate(s) representing the Warrants shall be duly endorsed in blank, or accompanied by assignment forms or stock powers duly executed in blank, by Seller, with all necessary transfer tax and other revenue stamps, acquired at Seller's expense, affixed and canceled. Seller agrees to cure at any time after Closing, without further consideration, any deficiencies with respect to the endorsement of the Warrant Certificate(s) or with respect to the assignment forms or stock powers accompanying the Warrant Certificate(s).

         1.2      PRICE.   In full consideration for the repurchase by the
Company of the Warrants to purchase 818,897 shares of Common Stock, the Company shall pay to Seller a purchase price of $6.00 per Warrant (minus the exercise price of $1.875 per Warrant) or an aggregate purchase price of Three Million Three Hundred and Seventy-Seven Thousand Nine Hundred Fifty and 13/100ths Dollars ($3,377,950.13), which the Company will deliver to Seller at the time of Seller's delivery to the Company of the duly endorsed Warrant Certificate(s) representing all of the Warrants, by wire transfer according to the following instructions:


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                  Bayerische Hypo-Und Vereinsbank
                  ABA # 026 008 808
                  Account No.: 594-012033-4055-01
                  A/C: Loan Servicing Department
                  Contact:  Charlene Cumberbatch
                            (212) 672-5556
                  Reference: Integrity Warrant Sale.

         1.3      CLOSING OF PURCHASE AND SALE.   Subject to the terms and
conditions hereof, the closing of the repurchase and sale provided for herein (the "Closing") shall take place at 9:00 A.M. Eastern Standard Time on or before September 26, 2001 by facsimile transmission and in the office of Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309 (the "Closing Date").

                                    ARTICLE 2

                            REPRESENTATIONS OF SELLER

         Seller represents and warrants to the Company the following:

         2.1      EXISTENCE AND GOOD STANDING.   Seller is the Grand Cayman
Branch of an Austrian banking corporation. Seller has corporate power and corporate authority to make, execute, deliver and perform its obligations under this Agreement, and this Agreement has been duly authorized and approved by all required corporate action of Seller.

         2.2      RESTRICTIVE DOCUMENTS.   Seller is not subject to any charter,
by-law, mortgage, lien, lease, agreement, instrument, order, law, rule, regulation, judgment or decree, or any other restriction of any kind or character, which would prevent consummation of the transactions contemplated by this Agreement.

         2.3      TITLE TO SECURITIES.   Seller owns beneficially and of record
and has full power and authority to convey free and clear of all liens, encumbrances, restrictions and claims of every kind, the Warrants and, upon delivery of and payment for such Warrants as herein provided, the Company will acquire good and valid title thereto, free and clear of all liens, encumbrances, restrictions and claims of every kind. There is no outstanding subscription, warrant, call, unsatisfied preemptive right, commitment, option or other agreement or right of any kind to purchase or otherwise to receive from Seller any of the Warrants.

         2.4      BINDING EFFECT OF AGREEMENT.   This Agreement has been duly
executed and delivered by Seller and is a valid and binding agreement of Seller, in accordance with its terms.

         2.5 ACCESS TO BOOKS AND RECORDS; DISCLOSURE. Seller acknowledges that


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         (a)      Seller has been given full and adequate access to, and the opportunity to inspect and review, the financial statements of the Company and all such other books and records of the Company relating to the business, finances and operations of the Company as Seller has deemed necessary in connection with Seller's evaluation of the Company's offer to purchase the Warrants and of the business, financial condition and prospects of the Company.

         (b) Except as otherwise noted, Seller has such knowledge and experience in financial and business matters (particularly including Seller's knowledge and experience with the Company's business and with the industry in which the Company operates) as to be capable of evaluating the merits and risks of selling the Warrants to the Company at the price and terms set forth in
Article I hereof.

         2.6      HOLDINGS OF CAPITAL STOCK.   Except as specifically
contemplated by this Agreement, no person or entity has any written or oral contract, agreement, option or commitment or any right (whether preemptive or contractual) for the purchase of any Warrant or any portion thereof.

         2.7      STATEMENTS TRUE AND CORRECT.   No representation or warranty
made by Seller to the Company pursuant to this Agreement contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.

                                    ARTICLE 3

                         REPRESENTATIONS OF THE COMPANY

         The Company represents and warrants to Seller the following:

         3.1      EXISTENCE AND GOOD STANDING.   The Company is a corporation
duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has corporate power and corporate authority to make, execute, deliver and perform its obligations under this Agreement, and this Agreement has been duly authorized and approved by all required corporate action of the Company.

         3.2      RESTRICTIVE DOCUMENTS.   The Company is not subject to any
charter, by-law, mortgage, lien, lease, agreement, instrument, order, law, rule, regulation, judgment or decree, or any other restriction of any kind or character, which would prevent consummation of the transactions contemplated by this Agreement.

         3.3      BINDING EFFECT OF AGREEMENT.   This Agreement has been duly
executed and delivered by the Company and is a valid and binding agreement of the Company, in accordance with its terms. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated thereby will (i) result in the creation or imposition of any security interest, lien, charge or other encumbrance upon the Warrants under any agreement or commitment to which the Company is bound (ii) result in the breach or default under or require the consent or approval of any party to any material written or oral agreement, contract or commitment of the Company or (iii) result in the violation of any law, regulation, decree, judgment, order or award.


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         3.4      CONSENTS.   No consent, approval or authorization of, prior
filing, registration, declaration with or notice to, or other action by, any governmental authority or any other third party is required to be obtained by the Company in connection with the authorization, execution, delivery and performance by the Company of this Agreement or the consummation of the transactions contemplated herein.

         3.5      STATEMENTS TRUE AND CORRECT.   No representation or warranty
made by the Company to Seller pursuant to this Agreement contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

                                    ARTICLE 4

                       ACTIONS TO BE TAKEN AT THE CLOSING

         The following actions shall be taken at the Closing, each of which shall be conditioned on completion of all the others and all of which shall be deemed to have taken place simultaneously:

         4.1      PURCHASE PRICE PAID.   The Company shall deliver to Seller the
purchase price payable at Closing in an amount not less than that set forth in
Section 1.2 of this Agreement.

         4.2      DELIVERY OF WARRANT CERTIFICATE(S).   Seller shall deliver to
the Company the duly endorsed Warrant Certificate(s) representing all of the Warrants to purchase 818,897 shares of the Common Stock.

                                    ARTICLE 5

                                  MISCELLANEOUS

         5.1      PUBLICITY.   Except as otherwise required by law, none of the
parties hereto shall issue any press release or make any other public statement, in each case relating to or in connection with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other party hereto as to the contents and manner of presentation and publication thereof.

         5.2 EXPENSES. Except as otherwise specifically provided herein, the Company and Seller shall pay their own respective expenses, including the fees and disbursements of their respective counsel in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby.

         5.3      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.   All of the
representations and warranties of Seller and the Company contained in this Agreement shall survive the execution of this Agreement.

         5.4      BROKERAGE COMMISSIONS AND FINDER'S FEES.   Except for any
agreement between the Company and A.G. Edwards, each of the parties represents and warrants to the others that it has not


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hired, retained or dealt with any broker or finder in connection with the transactions contemplated by this Agreement, and will defend, indemnify and hold the other parties harmless from and against any and all claims for finder's fees or brokerage or other commissions which may at any time be asserted against any of such other parties founded upon a claim which is inconsistent with the aforesaid representation and warranty of the indemnifying party, together with any and all losses, damages, costs and expenses (including reasonable attorneys' fees) relating to such claims or arising therefrom or incurred by the indemnified party in connection with the enforcement of this indemnification provision. The Company will defend, indemnify and hold Seller harmless from and against any and all claims for finder's fees or brokerage or other commissions which may at any time be asserted against Seller by A.G. Edwards arising out of the agreement between the Company and A.G. Edwards, together with any and all losses, damages, costs and expenses (including reasonable attorneys' fees) relating to such claims or arising therefrom or incurred by the indemnified party in connection with the enforcement of this indemnification provision.

         5.5      ENTIRE AGREEMENT.   This Agreement constitutes the entire
agreement of the parties with respect to the subject matter hereof, and may not be modified, amended or terminated except by a written instrument specifically referring to this Agreement signed by each of the parties hereto.

         5.6      WAIVERS AND CONSENTS.   All waivers and consents given
hereunder shall be in writing. No waiver by any party hereto of any breach or anticipated breach of any provision hereof by any other party shall be deemed a waiver of any other contemporaneous, preceding or succeeding breach or anticipated breach, whether or not similar, on the part of the same or any other party.

         5.7      NOTICES.   All notices and other communications hereunder
shall be in writing and shall be deemed to have been given only if and when (i) personally delivered or (ii) upon receipt after mailing, postage prepaid, by certified mail or (iii) when delivered (and receipted for) by an overnight delivery service, addressed in each case as follows:

         (A)      If to Seller to:

                                   c/o HypoVereinsbank
                                   150 East 42nd Street
                                   New York, New York 10017
                                   Attention:  Cliff Wells

                          with a copy in like manner to:

                                   Troutman Sanders LLP
                                   Suite 5200
                                   600 Peachtree Street, N.E.
                                   Atlanta, Georgia  30308
                                   Attention: Hazen H. Dempster

         (B)      If to the Company to:

                                   Integrity Incorporated


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                                   1000 Cody Road
                                   Mobile, Alabama 36695
                                   Phone:  (334) 633-9000
                                   Fax:    (334) 633-5202
                                   Attention:  P. Michael Coleman

                          with a copy in like manner to:

                                   Alston & Bird LLP
                                   One Atlantic Center
                                   1201 West Peachtree Street
                                   Atlanta, Georgia 30309-3424
                                   Attention:  Alexander W. Patterson, Esq.
                                   Phone:  (404) 881-7688
                                   Fax:    (404) 881-4777

Seller and the Company, may change the address(es) for the giving of notices and communications to it, and/or copies thereof, by written notice to the other parties in conformity with the foregoing.

         6.9      FURTHER ASSURANCES.   Each party covenants that at any time,
and from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably requested by the other party to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

         6.10     RIGHTS OF THIRD PARTIES.   All conditions of the obligations
of the parties hereto, and all undertakings herein, are solely and exclusively for the benefit of the parties hereto and their successors and assigns, and no other person or entity shall have standing to require satisfaction of such conditions or to enforce such undertakings in accordance with their terms, or be entitled to assume that any party hereto will refuse to consummate the purchase and sale contemplated hereby in the absence of strict compliance with any or all thereof, and no other person or entity shall, under any circumstances, be deemed a beneficiary of such conditions or undertakings, any or all of which may be freely waived in whole or in part, by mutual consent of the parties hereto at any time, if in their sole discretion they deem it desirable to do so.

         6.11     HEADINGS.   The Article and Section headings contained in this
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         6.12     GOVERNING LAW.   The interpretation and construction of this
Agreement, and all matters relating hereto, shall be governed by the internal laws of the State of New York.

         6.13     PARTIES IN INTEREST.   This Agreement may not be transferred,
assigned, pledged or hypothecated by either party hereto, other than by operation of law or with the consent of the other party. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.


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         6.14     COUNTERPARTS.   This Agreement may be executed in two or more
counterparts, all of which taken together shall constitute one instrument.

         6.15     AMENDMENTS.   This Agreement may not be changed orally, but
only by an agreement in writing signed by the Company and Seller.

         6.16     SEVERABILITY.   In case any provision in this Agreement shall
be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, all as of the day and year first above written.



                                  "COMPANY"


                                  INTEGRITY INCORPORATED



                                  By: /s/ P. Michael Coleman
                                      ---------------------------------
                                      Name:    P. Michael Coleman
                                      Title:   Chairman, President and
                                               Chief Executive Officer



                                  "SELLER"


                                  BANK AUSTRIA AG, GRAND CAYMAN BRANCH



                                  By: /s/ Clifford L. Wells
                                      ---------------------------------
                                      Name:    Clifford L. Wells
                                      Title:   Senior Vice President



                                  By: /s/  Dieter H. Boehme
                                      ----------------------------------
                                      Name:    Dieter H. Boehme
                                      Title:   Exec V.P.


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